                                   EXHIBIT 21

                   OGDEN CORPORATION - U.S. SUBSIDIARIES LIST
                (See Attachment A for foreign subsidiaries list)

                                                                                                  Domestic        Co. Code/
Company                                                                             % Ownership    State            E.I.N.
-------                                                                             -----------    -----            ------
Ogden Corporation ...................................................................................DE............13-5549268
    Ogden Energy Group, Inc. (f/k/a Ogden Projects, Inc.)................................100.........DE............13-3213657
       (See Attachment B for Ogden Energy Group, Inc. - U.S. and foreign subsidiaries list)
    Ogden Financial Services, Inc........................................................100.........DE............13-3057250
       B D C Liquidating Corp............................................................100.........DE............13-2757633
          Bouldin Development Corp.......................................................100.........CA............94-1695641
       Greenway Insurance Company of Vermont.............................................100.........VT............13-3167991
       International Terminal Operating Co., Inc......................................... 50.........DE ...........13-5628741
       OFS Equity of Delaware, Inc.......................................................100.........DE............13-3495890
          OFS Equity of Alexandria/Arlington, Inc........................................100.........VA............13-3495889
          OFS Equity of Indianapolis, Inc................................................100.........IN............13-3495887
          OFS Equity of Stanislaus, Inc..................................................100.........CA............13-3495880
          Ogden Allied Maintenance Securities, Inc.......................................100.........DE............004*/51-0102045
               Denver Fuel Facilities Corporation........................................100.........CO............105*/13-2694896
               Kansas City International Fueling Facilities Corporation..................100.........MO............080*/13-2604290
               LaGuardia Fuel Facilities Corporation.....................................100.........NY............100*/13-2660143
               Lambert Field Fueling Facilities Corporation..............................100.........DE............057*/13-6116279
               Love Field Fueling Facilities Corporation.................................100.........TX............058*/13-6116341
               Newark Automotive Fuel Facilities Corporation.............................100.........NJ............114*/13-2806865
               Philadelphia Fuel Facilities Corporation..................................100.........PA............097*/13-2671427
    Ogden Management Services, Inc.......................................................100.........DE............13-2918484
       OFS Equity of Babylon, Inc........................................................100.........NY............13-3543094
       OFS Equity of Huntington, Inc.....................................................100.........NY............13-3543092
    Ogden Services Corporation...........................................................100.........DE............141*/13-3058273
       Ogden Allied Abatement & Decontamination Service, Inc.............................100.........NY............144*/13-3429112
       Ogden Allied Maintenance Corporation..............................................100.........NY............010*/13-65939
          Datacom Custom Manufacturing, Inc..............................................100.........NY............086*/13-2629642
          (f/k/a Atlantic Design Company, Inc.)
          Lenzar Electro-Optics, Inc.....................................................100.........DE............175/59-3063752
          Ogden Allied Payroll Services, Inc.............................................100.........NY............063*/13-6160158
          Ogden Aviation Services, Inc. .................................................100.........DE............015/13-3846270
               Ogden Aviation Distributing Corp. ........................................100.........NY............046*/13-1835320
               Ogden Aviation Fueling Company, Inc.......................................100.........DE............012*/13-5564521
               Ogden Aviation Fueling Company of Atlanta, Inc............................100.........GA............129*/13-3054674
               Ogden Aviation Fueling Company of Houston, Inc............................100.........TX............068*/13-2557861
               Ogden Aviation Fueling Company of St. Louis, Inc..........................100.........DE............025*/13-5665586
               Ogden Aviation Fueling Company of Texas, Inc..............................100.........TX............024*/13-5661328
               Ogden Aviation Fueling Company of Virginia, Inc...........................100.........DE............038*/13-1954027
               Ogden Aviation Security Services, Inc.....................................100.........DE............013/13-3876173
               Ogden Aviation Service Company of Colorado, Inc...........................100.........CO............104*/13-2694899
               Ogden Aviation Service Company of Hawaii, Inc.............................100.........HI............107*/13-2706452
               Ogden Aviation Service Company of Kansas City, Inc........................100.........MO............118*/13-2942892
               Ogden Aviation Service Company of New Jersey, Inc.........................100.........NJ............003*/13-5565924
               Ogden Aviation Service Company of New York, Inc...........................100.........NY............007*/13-5565925
                  Ogden Ground Services, Inc.............................................100.........DE............146*/23-1707864
                     ARA Sunset Airport Systems, Inc.....................................100.........CA............152*/95-2959114
               Ogden Aviation Service Company of Pennsylvania, Inc.......................100.........PA............018*/13-2749962
               Ogden Aviation Service Company of Texas, Inc..............................100.........DE............019*/13-5649342
               Ogden Aviation Service Company of Washington, Inc.........................100.........DE............011*/13-5581082
               Ogden Aviation Service International Corporation..........................100.........NY............006*/13-5565926
                  Ogden Aviation, Inc....................................................100.........DE............177/13-3634105
                  Ogden Aviation Security Services of Indiana, Inc.......................100.........IN............163*/13-3606125
               Ogden Aviation Terminal Services, Inc.....................................100.........MA............005*/13-5565923
               Ogden New York Ground Services, Inc.......................................100.........DE............13-3889795

                                                                                                  Domestic        Co. Code/
Company                                                                             % Ownership    State            E.I.N.
-------                                                                             -----------    -----            ------
Ogden Corporation (cont'd)
    Ogden Services Corporation (cont'd)
       Ogden Allied Maintenance Corporation (cont'd)
          Ogden Aviation Services, Inc. (cont'd)
               Ogden New York Services, Inc..............................................100.........NY............020/13-5623889
               Ogden Pipeline Services Corporation.......................................100.........DE............125*/13-2949046
          Ogden Cisco, Inc...............................................................100.........DE............157*/13-3670141
          Ogden Communications, Inc......................................................100.........DE............130/13-3793364
          Ogden Facility Holdings, Inc...................................................100.........DE............13-3852102
               Ogden Facility Services, Inc..............................................100.........DE............13-3773192
                  Ogden Allied Building & Airport Services Inc...........................100.........DE............017*/13-5618372
                  Ogden Allied Building Service Corporation..............................100.........DE............121*/13-2928817
                  Ogden Allied Maintenance Company of Hawaii, Inc........................100.........HI............090*/99-0119711
                  Ogden Allied Maintenance Corporation of New England....................100.........MA............009/04-2453238
                  Ogden Allied Maintenance Corporation of Pennsylvania, Inc..............100.........DE............014*/13-5611594
                  Ogden Allied Maintenance Corporation of Texas..........................100.........TX............042*/13-1987767
                  Ogden Allied Service Agency Corporation................................100.........DE............016*/13-5616071
                  Ogden Allied Window Cleaning Company, Inc..............................100.........NY............008*/13-5565941
                  Ogden Hawaii Company, Inc..............................................100.........HI............062*/99-0086682
                  Ogden Industrial Services, Inc.........................................100.........DE............143*/13-3330336
                  Ogden Plant Maintenance Company, Inc...................................100.........NJ............088*/13-2640359
                  Ogden Plant Maintenance Company of Missouri............................100.........MO............069*/13-2556007
                  Ogden Plant Maintenance Company of North Carolina......................100.........NC............113*/13-2761092
       Ogden Asia Pacific Services, Inc..................................................100.........DE............134/13-3793247
          (See Attachment A for foreign subsidiaries)
       Ogden Central and South America, Inc..............................................100.........DE............135/13-3793248
          (See Attachment A for foreign subsidiaries)
          OCSA Financing Services, Inc...................................................100.........DE............PENDING
       Ogden Entertainment, Inc..........................................................100.........DE............001/11-2145117
          Doggie Diner, Inc..............................................................100.........DE............003/92-1228666
          I & S Consultants, Inc.........................................................100.........IL............/36-3241812
          Jazzland, Inc..................................................................100.........DE............52-2096960
          The Metropolitan Entertainment Co., Inc........................................ 50.........NJ............22-1968974
          Offshore Food Service, Inc.....................................................100.........LA............027/72-0535141
               Gulf Coast Catering Company, Inc..........................................100.........LA............028/13-3537164
          Ogden-MEI, L.L.C............................................................... 50.........DE............13-4022873
          Ogden American Food Services, Inc..............................................100.........OH............008/34-4197320
          Ogden Attractions, Inc.........................................................100.........DE............/13-3934857
          Ogden-Burtco Services, Inc.....................................................100.........WA............042/92-0022939
               Alpine Food Products, Inc.................................................100.........WA............041/91-0760148
               Ogden Facility Management of Alaska, Inc..................................100.........AK............058/92-0097503
          Ogden Entertainment of Florida, Inc............................................100.........DE............ /13-3877904
          Ogden Event Security Services, Inc.............................................100.........NY............011/13-3428320
          Ogden Facility Management Corporation..........................................100.........NY............098/13-3282969
          Ogden Facility Management Corporation of Anaheim...............................100.........CA............060/13-3526194
          Ogden Facility Management Corporation of Huntington............................100.........WV............13-3852104
          Ogden Facility Management Corporation of Iowa..................................100.........IA............007/13-3444248
          Ogden Facility Management Corporation of Pensacola.............................100.........FL............006/13-3245048
          Ogden Facility Management Corporation of West Virginia.........................100.........WV............55-0459949
          Ogden Film and Theatre, Inc....................................................100.........DE............/13-3934858
               Arizona Big Frames Theatres, L.L.C........................................ 50.........AZ............TBA
          Ogden Food Service Corporation.................................................100.........DE............023/23-0404985
               Ogden Confection Corporation..............................................100.........DE............039/36-2392940
          Ogden Food Service Corporation of Indiana...................................... 40.........IN............048/13-2723781

                                                                                                  Domestic        Co. Code/
Company                                                                             % Ownership    State            E.I.N.
-------                                                                             -----------    -----            ------
Ogden Corporation (cont'd)
    Ogden Services Corporation (cont'd)
       Ogden Entertainment, Inc. (cont'd)
          Ogden Food Service Corporation of Kansas.......................................100.........KS............0032/13-3703705
          Ogden Food Service Corporation of Milwaukee....................................100.........WI............063/13-2783130
          Ogden Food Service Corporation of Texas........................................100.........TX............092/74-1310443
          Ogden Food Service Corporation of Wisconsin....................................100.........WI............056/39-0912345
          Ogden Leisure, Inc.............................................................100.........DE............54-0848368
               Ogden Fairmount, Inc......................................................100.........DE............021/37-0912053
                  Ogden Fairmount Racing, Inc............................................100.........DE............PENDING
          Shoreline Operating Company, Inc.                                              100.........CA............77-0484063
       Ogden Firehole Entertainment Corp.................................................100.........DE............/13-3516164
       Ogden International Europe Inc. ..................................................100.........DE............164/13-88536
          (See Attachment A for foreign subsidiaries)
       Ogden Resource Recovery Support Services, Inc.....................................100.........DE............149*/13-3560729
          Ogden Plant Services of New Jersey, Inc........................................100.........NJ............176/13-3597547
       Ogden Technology Services Corporation.............................................100.........DE............13-3977971
          Applied Data Technology, Inc...................................................100.........CA............33-0297326
          ADT Global Services, Inc. (formerly Ogden Range Services, Inc.)................100.........DE............169/13-3712961
               Logistics Operations, Inc.................................................100.........VA............164/13-3977972
          Ogden Support Services, Inc....................................................100.........DE............165*/13-3688521
       Ogden Water Treatment Support Services, Inc.......................................100.........DE............199*/13-3807441

*     For payroll/personnel, add 200 to codes of Maintenance companies only.

                                  ATTACHMENT A
                  OGDEN CORPORATION - FOREIGN SUBSIDIARIES LIST

                                                                                                          Domestic      Co. Code/
Company                                                                             % Ownership        State/Country     E.I.N.
-------                                                                             -----------        -------------     ------
Ogden Corporation .......................................................................................DE/U.S.A.
    Aeropuertos Argentina 2000 S.A........................................................28.............Argentina
    Compania de Desarrollo Aeropuerto Eldorado, S.A. (CODAD, S.A.)........................19.............Columbia
    Ogden Services Corporation...........................................................100.............DE/U.S.A..........141
       Ogden Allied Maintenance Corporation..............................................100.............NY/U.S.A.
          Allied Aviation Service Company of Newfoundland, Ltd...........................100.............Canada............022
          Atlantic Design Company, Inc...................................................100.............NY/U.S.A.
               Datacom de Mexico, S.A. de C.V............................................100.............Mexico
          Ogden Aviation Services, Inc...................................................100.............DE/U.S.A.
               Ogden Aviation Service Company of New York, Inc...........................100.............NY/U.S.A..........007
                  Ogden Ground Services, Inc.............................................100.............DE/U.S.A..........146
                     Ogden/Air Aruba Ground Services N.V. ............................... 49.............Aruba
          Ogden Facility Holdings, Inc...................................................100.............DE/U.S.A.
               Ogden Facility Services, Inc..............................................100.............DE/U.S.A.
                  Ogden Servicios de Seguridad, S.A......................................100.............Costa Rica
          Ogden Services of Canada Inc...................................................100.............Canada............054
               Cafas Inc.................................................................100.............Canada............028
                  Airconsol Aviation Services Ltd.-
                  Les Services D'Aviation Airconsol Limitee..............................100.............Canada............115
                     Ogden Ground Services (Canada) Ltd. ................................100.............Canada............
                         Aircraft Services Limited.......................................100.............Canada............189
               Consolidated Aviation Fueling of Toronto Limited..........................100.............Ontario...........052
               Consolidated Aviation Services of Alberta Limited.........................100.............Canada............119
               Ogden Allied Security Services Inc.-Services de Securite Ogden Allied Inc.100.............Canada............190
       Ogden Asia Pacific Services, Inc..................................................100.............DE/U.S.A.
          HO/Ogden Investimentos e Transportes, Limitada................................. 51.............Macau
          IEA of Japan Company Ltd....................................................... 50.............Japan
          MASC/Ogden Aviation Services (Macau) Limited................................... 29.............Macau
          Ogden Asia Pacific Holding Limited.............................................100.............British Virgin Islands.
               Ogden Aviation (Asia Pacific) Limited....................................90.1.............British Virgin Islands
                  Ogden Aviation (Hong Kong) Limited.....................................100.............Hong Kong
          Ogden Aviation Services (NZ) Limited...........................................100.............New Zealand.......156
          Ogden International Facilities Corporation (Asia Pacific) Pty Ltd..............100.............Australia.........172
               Ogden International Facilities Corporation (Australia) Pty Ltd............ 50.............Australia
               International Facilities Corporation (Cairns) Pty Ltd.....................100.............Australia
               International Facilities Corporation (NZ) Pty Ltd.........................100.............New Zealand.......156
               International Facility Corporation (Newcastle) Ltd........................100
               International Facility Corporation (Hong Kong) Pty Ltd....................   .............Hong Kong
       Ogden Aviation Services Limited...................................................100.............U.K.186/2176414259610
          Ogden Aviation Engineering Limited.............................................100.............U.K...............188
          Ogden Cargo Limited............................................................100.............U.K.
               Air Cargo Enterprises Limited............................................. 50.............U.K.
               SkyCare Limited...........................................................100.............U.K.
          Ogden Entertainment Services (UK) Ltd..........................................100.............U.K...............015
               Ogden Ice Hockey Limited..................................................100.............U.K.
       Ogden Central and South America, Inc..............................................100.............DE/U.S.A.
          Americana Entertainment N.V.................................................... 80.............Aruba
          Ogden Argentina, S.A...........................................................100.............Argentina
          Ogden Aviation Services (Chile) Ltda........................................... 99.............Chile.............158
                  (1% held by Ogden Asia Pacific Services Inc.)
               Aviation Services Leader S.A.............................................. 80.............Chile.............185
          Ogden Aviation Services Dominicana, S.A........................................ 99.............Dominican Rep.
          Ogden Aviation Services (Panama) Corp.......................................... 85.............Panama............171

                                                                                                          Domestic      Co. Code/
Company                                                                             % Ownership        State/Country     E.I.N.
-------                                                                             -----------        -------------     ------
Ogden Corporation (cont'd)
    Ogden Services Corporation (cont'd)
       Ogden Central and South America, Inc. (cont'd.)
          Ogden Aviation Services (Venezuela), S.A. .....................................100.............Venezuela.........168
               Ogden Ground Services Caracas, C.A........................................100.............Venezuela.........182
          Ogden do Brazil Participacoes S/C Ltda.........................................100 ............Brazil............174
               Ogden - Servicos de Atendimento Aeroterrestre Ltda. ("SERVAIR")...........100.............Brazil
               Ogden Alimentos Comercio e Servicoes Ltda.................................100 ............Brazil
          Ogden Ground Services, Inc. (St. Thomas).......................................100.............Virgin Islands....155
          Ogden Ground Services de Mexico, S.A. (formerly "SEITSA").....................94.9.............Mexico............150
          Ogden Peru, S.R.L..............................................................100.............Peru
               Ogden & Talma Aviation Services of Peru, S.A. .............................50.............Peru
          Ogden Saint Maarten Ground Services N.V........................................100.............Netherlands Antilles
          Ogden SEITSA Leasing, S.A. de C.V.............................................94.9.............Mexico............183
          Compania Legir S.A.............................................................100.............100...............Uruguay
          Irodel, S.A....................................................................100.............100...............Uruguay
          Menezul, S.A...................................................................100.............100...............Uruguay
       Ogden Entertainment, Inc..........................................................100.............DE/U.S.A.
          Ogden Entertainment of Cape Town (Proprietary) Limited......................... 78.............South Africa
          Ogden Entertainment Services (Canada) Inc. -
              Services de Divertissements Ogden (Canada) Inc.............................100.............Canada............012
               Ogden Gaming of Ontario, Inc..............................................100.............Canada
               Ogden Palladium Services (Canada) Inc.....................................100.............Canada
          Ogden Entertainment Services de Mexico, S.A. de C.V............................100.............Mexico
          Servicios de Alimentos Bebidas Especializados, S.A. de CV......................100.............Mexico
       Ogden International Europe Inc....................................................100.............DE/U.S.A..........164
           Ogden Atlantic Design (Europe) Limited........................................100.............Ireland
           Ogden Holdings B.V............................................................100.............Netherlands.......166
               Compania General de Sondeos CGS, S.A......................................100.............Spain.............191
               Czech-Ogden Airhandling s.r.o............................................. 50.............Czech. ...........162
               Ogden Aviation (Schiphol) B.V.............................................100.............Netherlands.......161
                  Ogden Cargo B.V........................................................100.............Netherlands
               Ogden Spain S.A...........................................................100.............Spain159/A07568876
               Ogden Entertainment Services Portugal, S.A................................100.............Portugal..........160
               Ogden Entertainment Services Spain, SA....................................100.............Spain
                  Estadio Olimpico de Sevilla, S.A......................................15.9.............Spain
               Ogden Holdings (Deutschland) GmbH.........................................100.............Germany...........192
               Ogden Rhino Management Company Limited....................................100.............U.K...............
               Graecor Beteiligungsverwaltungs GmbH......................................100.............Austria
                  Ogden Allied Services GmbH.............................................100.............Germany...........138
                  Ogden Aviation Services GmbH & Co. KG..................................100.............Germany...........193
                  Ogden Entertainment (Oberhausen) GmbH..................................100.............Germany...........194
                  Ogden Tegel Verwaltungs GmbH (formerly DAN AIR Services GmbH)..........100.............Germany...........195
                     Tegel Aircraft Handling GmbH........................................100.............Germany...........196
                  Verwaltung Ogden Aviation Services GmbH  ..............................100.............Germany           197
               Ogden Power Agua y Energia Torre Pacheco, S.A............................83.3.............Spain
               Ogden Romanian Aviation Services, S.A..................................... 50.............Romania
               Parque Isla Magica, S.A.................................................26.12.............Spain
               Sezai Turkes Feyzi Akkaya Ogden Hizmet Ve Isletmecilik A.S.
                  ("STFA Ogden Maintenance and Service Co.")............................. 50.............Turkey

                                  ATTACHMENT B
          OGDEN ENERGY GROUP, INC. - U.S. AND FOREIGN SUBSIDIARIES LIST

                                                                               PERCENT
COMPANY                                                                        OWNERSHIP             INCORP.         E.I.N.
-------                                                                        ---------             -------         ------
Ogden Energy Group, Inc........................................................100...................Delaware.....  13-3939460
   Ogden Energy Group do Brasil Ltda...........................................100(f)................Brazil.......02.310.557/0001-54
   Ogden Projects, Inc.........................................................100...................Delaware.......13-3213657
   Ogden Energy, Inc...........................................................100...................Delaware.......22-3405522
      Ogden Madhya Pradesh Operating Private Limited...........................100...................India..........       NA
      Ogden Philippines Operating, Inc.........................................100...................Cayman Islands.       NA
 . . . . . . .Ogden Energy West, Inc............................................100...................Delaware.......       NA
 . . . . . . . . . Ogden Energy Sao Jeronimo, Inc...............................100...................Delaware.......       NA
 . . . . . . . . . . . . .Mecaril S.A...........................................100...................Uruguay........       NA
 . . . . . . . . . . . . Cladox International S.A...............................100...................Uruguay........       NA
 . . . ............Ogden Power Corporation......................................100...................Delaware.......54-1732981
   . . ......Geothermal, Inc...................................................100...................Virginia.......54-1504703
             Imperial Power Services, Inc......................................100...................California.....95-3677245
             New Martinsville Hydro-Operations Corporation.....................100...................West Virginia..31-1275468
             Ogden Brandywine Operations, Inc..................................100...................Delaware.......54-1740297
             Ogden Geothermal Operations, Inc..................................100...................Delaware.......54-1607228
             Ogden Hydro Operations, Inc.......................................100...................Tennessee......52-1661862
             Ogden Oil & Gas, Inc..............................................100...................Delaware.......54-1734589
             Ogden Power Equity Corporation....................................100...................Delaware.......54-1504746
                 Catalyst New Martinsville Hydroelectric Corporation...........100...................Delaware.......13-3372123
                 ERC Energy, Inc...............................................100...................Delaware.......54-1523295
                 Ogden Heber Field Energy, Inc.................................100...................Delaware.......54-1611569
                 Ogden Hydro Energy, Inc.......................................100...................Delaware.......54-1606911
              Ogden Power International Holdings, Inc..........................100...................Delaware.......54-1742808
                 Edison Bataan Cogeneration Corporation........................100...................Philippine.....       NA
                 Hidro Operaciones Don Pedro S.A...............................100...................Costa Rica.....       NA
                 Island Power Corporation...................................... 40(d)................Philippine.....       NA
                 Hungarian-American Geothermal Limited Liability Company.......37.5(g)...............Hungary........       NA
                 LINASA Cogeneracion y Asociados, S.L.......................... 50(e)   .............Spain..........B30556484
                 Ogden Energy India Investments Ltd............................100...................Mauritius......       NA
               . . . . . .Ogden Chinese Investments Ltd........................100...................Mauritius......98-0183946
               . . . . . . . . Ogden Energy China (Alpha) Ltd..................100...................Mauritius......98-0183947
               . . . . . . . . Ogden Energy China (Beta) Ltd...................100...................Mauritius......98-0183949
               . . . . . . . . Ogden Energy China (Delta) Ltd..................100...................Mauritius......98-0183951
               . . . . . . . . Ogden Energy China (Gamma) Ltd..................100...................Mauritius......98-0183952
                  . . .Ogden Energy of Bongaigaon Private Limited..............100...................India..........       N/A
           . . ........Ogden Energy India (CBM) Limited........................100...................Mauritius......       NA
               . . . . . .Ogden Taiwan Investments Limited.....................100...................Mauritius......       NA
                 Ogden Energy Philippine Holdings, Inc.........................100...................Philippines....       NA
                 OPI Quezon, Inc...............................................100...................Delaware.......13-3670144
                    . .Ogden Power Development - Cayman, Inc...................100...................Cayman Islands.       NA
                       Quezon Power, Inc. (new dvlpmnt co.).................... 27.5(b)..............Cayman Islands.       NA
                                 (f/k/a Ogden Quezon Power, Inc.- old dvlpmnt. co.)
              . . . Ogden Power Development, Inc...............................100...................Delaware.......13-3662254
                    . .Ogden Power Development of Bolivia, Inc.................100...................Delaware.......13-3852464
                        OPDB, Ltd..............................................100...................Cayman Islands.       NA
              . . . Ogden Energy Asia Pacific Limited..........................100(a)................Hong Kong......       NA
                           (f/k/a Ogden Projects Asia Pacific Limited)
              Ogden Power Pacific, Inc. (f/k/a Pacific Energy).................100...................California.....95-3845189
                   Burney Mountain Power.......................................100...................California.....94-3149256
                   Mammoth Geothermal Company..................................100...................California.....95-4311279
                   Mammoth Power Company.......................................100...................California.....95-4484066
                   Mt. Lassen Power............................................100...................California.....94-3149255
                   Ogden Power Plant Operations................................100...................California.....95-4497795
                       (f/k/a Pacific Power Plant Operations)
                   Pacific Energy Resources Incorporated.......................100...................California.....95-3499702
                   Pacific Geothermal Company..................................100...................California.....95-3950189
                   Pacific Hydropower Company..................................100...................California.....95-3734859
                   Pacific Oroville Power, Inc.................................100...................California.....95-3987027


Page 1  OEG Foreign subsidiaries are highlighted in bold.

                                                                               PERCENT
COMPANY                                                                        OWNERSHIP             INCORP.         E.I.N.
-------                                                                        ---------             -------         ------
Ogden Energy Group, Inc. (cont.)
    Ogden Projects, Inc. (cont.)

                   Pacific Penobscot Power Company.............................100...................Maine..........85-4055394
                   Pacific Recovery Corporation................................100...................California.....95-4080088
                   Pacific Wood Fuels Company..................................100...................California.....95-4046356
                   Pacific Wood Services Company...............................100...................California.....95-4497794
                   Penstock Power Company......................................100...................California.....95-4250440
                   8309 Tujunga Avenue Corp....................................100...................California.....95-4130759
              Ogden Rosemary Operations, Inc...................................100...................Delaware.......22-3433655
              Ogden SIGC Energy, Inc...........................................100...................Delaware.......54-1742810
                   AMOR 14 Corporation.........................................100...................Delaware.......88-0243401
              Ogden SIGC Energy II, Inc........................................100...................California.....54-1742553
              Ogden SIGC Geothermal Operations, Inc............................100...................California.....54-1645557
              Three Mountain Power, LLC........................................100...................Delawaare......22-3604711
   Ogden Environmental and Energy Services Co., Inc............................100...................Delaware.......52-1594168
      Analytical Technologies, Inc.............................................100...................Delaware.......95-3705905
          G A Technical Services, Inc..........................................100...................Tennessee......62-1238177
      Multiple Dynamics Corporation............................................100...................Michigan.......38-2278155
      Ogden Environmental and Energy Services Co., Inc. of Ohio................100...................Ohio...........31-1357919
      Ogden Environmental and Engineering Services Co., Inc....................100...................North Carolina.56-0840101
      Ogden Environmental Federal Services Co., Inc............................100...................Delaware.......54-1694984
          (f/k/a Ogden Environmental Services Alaska Co., Inc.)
      Ogden Engineering and Construction, Inc..................................100...................Florida........59-2661991
            (f/k/a Ogden Remediation Services Co., Inc.)
      Ogden umwelt und energie systeme GmbH....................................100...................Germany........       NA
          IEAL energie & umwelt consult, GmbH..................................100...................Germany........       NA
      Olmec Insurance, Ltd.....................................................100...................Bermuda .......       NA
   Ogden Martin Operations of Union, LLC.......................................100(i)................New Jersey.....22-3596572
   Ogden Waste to Energy, Inc..................................................100...................Delaware ......13-3871973
      Ogden Energy Resource Corp...............................................100...................Delaware.......63-0837475
      Ogden Martin Systems, Inc................................................100...................Delaware.......13-3162629
          Ogden Engineering Services, Inc......................................100...................New Jersey.....13-3284896
          Ogden Marion Land Corp...............................................100...................Oregon.........13-3369730
          Ogden Martin Systems of Alexandria/Arlington, Inc....................100...................Virginia.......58-1594213
          OMS Equity of Alexandria/Arlington, Inc..............................100...................Virginia.......13-3389573
          Ogden Martin Systems of Babylon, Inc.................................100...................New York.......13-3246689
          Ogden Martin Systems of Bristol, Inc.................................100...................Connecticut....13-3246723
          Ogden Martin Systems of Clark, Inc...................................100...................Ohio...........11-3140377
          OMSC One, Inc........................................................100...................Delaware.......13-3690804
          OMSC Two, Inc........................................................100...................Delaware.......13-3690801
          OMSC Three, Inc......................................................100...................Delaware.......13-3690806
          OMSC Four, Inc.......................................................100...................Delaware.......13-3690807
          Ogden Martin Systems of Fairfax, Inc.................................100...................Virginia.......13-3410434
          Ogden Martin Systems of Haverhill, Inc...............................100...................Massachusetts..13-3375647
              Haverhill Power, Inc.............................................100...................Massachusetts..04-2908628
              LMI, Inc.........................................................100...................Massachusetts..04-2943947
              Ogden Omega Lease, Inc...........................................100...................Delaware.......13-3028120
          Ogden Haverhill Properties, Inc......................................100...................Massachusetts..13-3382130
          Ogden Martin Systems of Hillsborough, Inc............................100...................Florida........13-3228206
          Ogden Martin Systems of Huntington, Inc..............................100...................New York.......13-3394817
          Ogden Martin Systems of Huntington Resource Recovery One Corp........100...................Delaware.......06-1260495
          Ogden Martin Systems of Huntington Resource Recovery Two Corp........100...................Delaware.......06-1260497
          Ogden Martin Systems of Huntington Resource Recovery Three Corp......100...................Delaware.......06-1260498
          Ogden Martin Systems of Huntington Resource Recovery Four Corp.......100...................Delaware.......06-1260489
          Ogden Martin Systems of Huntington Resource Recovery Five Corp.......100...................Delaware.......06-1260492
          Ogden Martin Systems of Huntington Resource Recovery Six Corp........100...................Delaware.......13-3629151
          Ogden Martin Systems of Huntington Resource Recovery Seven Corp......100...................Delaware.......13-3631168
          Ogden Martin Systems of Huntsville, Inc..............................100...................Alabama........13-3456026
          Ogden Martin Systems of Indianapolis, Inc............................100...................Indiana........13-3977970


Page 2  OEG Foreign subsidiaries are highlighted in bold.

                                                                               PERCENT
COMPANY                                                                        OWNERSHIP             INCORP.         E.I.N.
-------                                                                        ---------             -------         ------
Ogden Energy Group, Inc. (cont.)
    Ogden Projects, Inc. (cont.)

          Ogden Martin Systems of Kent, Inc.....................................100..................Michigan........13-3369158
          NRG/Recovery Group, Inc. (f/k/a Ogden Martin Systems of Lake, Inc.)...100..................Florida.........13-3482491
          Ogden Martin Systems of Lancaster, Inc................................100..................Pennsylvania....13-3408215
          Ogden Martin Systems of Lawrence, Inc.................................100..................Massachusetts...13-3714674
          Ogden Martin Systems of Lee, Inc......................................100..................Florida.........13-3557826
          Ogden Martin Systems of Long Island, Inc..............................100..................Delaware........11-3081090
          Ogden Martin Systems of Marion, Inc...................................100..................Oregon..........91-1246805
          Ogden Martin Systems of Mercer, Inc...................................100..................New Jersey......13-3431734
          Ogden Martin Systems of Montgomery, Inc...............................100..................Maryland........13-3547268
          Ogden Martin Systems of Onondaga, Inc.................................100..................New York........13-3528458
          Ogden Martin Systems of Onondaga Two Corp.............................100..................Delaware........13-3690841
          Ogden Martin Systems of Onondaga Three Corp...........................100..................Delaware........13-3690843
          Ogden Martin Systems of Onondaga Four Corp............................100..................Delaware........13-3690838
          Ogden Martin Systems of Onondaga Five Corp............................100..................Delaware........13-3684127
          OMS Onondaga Operations, Inc..........................................100..................Delaware........13-3714674
          Ogden Martin Systems of Pasco, Inc....................................100..................Florida.........13-3447536
          Ogden Martin Systems of San Bernardino, Inc...........................100..................California......13-3397879
          Ogden Martin Systems of Stanislaus, Inc...............................100..................California......13-3315310
          OMS Equity of Stanislaus, Inc.........................................100..................California......13-3436232
          Ogden Martin Systems of Tampa, Inc....................................100..................Florida.........22-3603324
          Ogden Martin Systems of Tulsa, Inc....................................100..................Oklahoma........13-3203172
          Ogden Martin Systems of Union, Inc....................................100..................New Jersey......13-3323867
          Ogden Waste to Energy, Ltd. (formerly Ogden Martin Systems, Ltd)......100..................Ontario.........      NA
               Ogden Martin Systems of Nova Scotia, Ltd.........................100..................Nova Scotia.....      NA
       Ogden Projects of Haverhill, Inc.........................................100..................Massachusetts...13-3522006
       Ogden Wallingford Associates, Inc........................................100..................Connecticut.....13-3494166
       Ogden Waste to Energy Asia Investments...................................100..................Mauritius.......      NA
       Ogden Waste to Energy of Italy, Inc......................................100..................Delaware........22-3564096
          Ambiente 2000 S.r.l...................................................40(h)................Italy...........      NA
       Ogden Waste Treatment Services, Inc......................................100..................Delaware........13-3362679
          Ogden Waste Solutions, Inc............................................100..................Delaware........22-3557169
       Ogden Waste Treatment Services USA, Inc..................................100..................Delaware........13-3940678
       OPW Associates, Inc......................................................100..................Connecticut.....13-3487064
       OPWH, Inc................................................................100..................Delaware........13-3592054
       RRS Holdings Inc.........................................................100..................Delaware........13-3697005
          Michigan Waste Energy, Inc............................................100..................Delaware........06-1331600
          Oahu Waste Energy Recovery, Inc.......................................100..................California......95-2638052
          Ogden Projects of Hawaii, Inc.........................................100..................Hawaii..........99-0230284
          Resource Recovery Systems of Connecticut, Inc.........................100..................Connecticut.....13-3696927
       OPI Carmona Limited......................................................100..................Cayman Islands..      NA
       OPI Carmona One Limited..................................................100..................Cayman Islands..      NA
    Ogden Energy Engineering, Inc. (f/k/a Ogden Projects Americas, Inc.)........100..................Delaware........13-3795624
    Ogden Projects Holdings, Inc................................................100..................Delaware........13-3640508
    Ogden Water Holdings, Inc...................................................100..................Delaware........13-3779130
       Ogden Water Systems, Inc.................................................100..................Delaware........13-3756577
          Ogden Yorkshire Acquisition, Inc......................................100..................Delaware........13-3806665
               Cunningham Environmental Support, Inc............................100..................New York........16-1386872
          Ogden Yorkshire Water of Bessemer, Inc................................100..................Delaware........22-3405521
          Ogden Yorkshire Water of Canada, Ltd..................................100..................Ontario.........      NA
          Ogden Yorkshire Water of Taunton, Inc.................................100..................Massachusetts...22-3481731
    Ogden Water Systems of Canada, Ltd. (f/k/a Ogden Projects of Hamilton, Ltd.)100..................Ontario.........      NA
    Yorkshire USA, Inc..........................................................100(c)  .............Delaware........51-0354748


Page 3  OEG Foreign subsidiaries are highlighted in bold.

(a) Ogden Energy Asia Pacific Limited's stock is owned 50% by Ogden Projects, Inc. and 50% by Ogden Power Development, Inc.

(b) Quezon Power, Inc (new development company) is owned 27.5% by Ogden Power Development - Cayman, Inc., and 72.5% by Quezon Generating Company, Ltd.

(c) Yorkshire USA, Inc. was acquired by Ogden Projects, Inc. when Yorkshire Water terminated its involvement as a direct participant in the Venture.

(d) 40% of the stock of Island Power Corporation is owned by Ogden Power International Holdings, Inc. and 60% is owned by various stockholders.

(e) 50% of the stock of LINASA Cogeneracion y Asociados, S.L. is owned by Ogden Power International Holdings, Inc, and 50% is owned by Industria Jabonera Lina, S.A.

(f) 50% of the stock of Ogden Energy Group do Brasil Ltda is owned by Ogden Energy Group, Inc. and 50% by Ogden Projects, Inc. Ogden Energy Group, Inc. is the Management Company.

(g) 37.5% of the stock of Hungarian-American Geothermal Limited Liability Company is owned by Ogden Power International Holdings, Inc., 37.5 % is owned by Davenport Power, L.L.C. and 25% is owned by MOL Magyar Olau-es G_zipari Rt.

(h) 40% of the stock of Ambiente 2000 S.r.l. is owned by Ogden Waste to Energy of Italy, Inc. and 60% is owned by Ecosesto S.p.A.

(i) 99% of the stock of Ogden Martin Operations of Union LLC is owned by Ogden Projects, Inc. and 1% is owned by Ogden Waste to Energy, Inc.

                                  ATTACHMENT B
          OGDEN ENERGY GROUP, INC. - U.S. AND FOREIGN SUBSIDIARIES LIST

COMPANY
-------
Ogden Energy Group, Inc.
   Ogden Energy Group do Brasil Ltda.
   Ogden Projects, Inc.
              Ogden Energy, Inc.
                              Ogden Madhya Pradesh Operating Private Limited
                              Ogden Philippines Operating, Inc.
                              Ogden Energy West, Inc.
                               .. . . . . .Ogden Energy Sao Jeronimo, Inc.
                               .. . . . . . . . . . . . . Mecaril S.A.
                               .. . . . . .Ogden Power Corporation
                                             Geothermal, Inc.
                                             Imperial Power Services, Inc.
                                             New Martinsville Hydro-Operations Corporation
                                             Ogden Brandywine Operations, Inc.
                                             Ogden Geothermal Operations, Inc.
                                             Ogden Hydro Operations, Inc.
                                             Ogden Oil & Gas, Inc.
                                             Ogden Power Equity Corporation
                                                             Catalyst New Martinsville Hydroelectric Corporation
                                                             ERC Energy, Inc.
                                                             Ogden Heber Field Energy, Inc.
                                                             Ogden Hydro Energy, Inc.
                                             Ogden Power International Holdings, Inc.
                                                             Edison Bataan Cogeneration Corporation
                                                             Hidro Operaciones Don Pedro S.A.
                                                             Island Power Corporation
                                                             Hungarian-American Geothermal Limited Liability Company
                                                             LINASA Cogeneracion y Asociados, S.L.
                                                             Ogden Energy India Investments Ltd.
                                                              . . . .Ogden Chinese Investments Ltd.
                                                              . . . . . . . . Ogden Energy China (Alpha) Ltd.
                                                              . . . . . . . . Ogden Energy China (Beta) Ltd.
                                                              . . . . . . . . Ogden Energy China (Delta) Ltd
                                                              . . . . . . . . Ogden Energy China (Gamma) Ltd
                                                                     Ogden Energy of Bongaigaon Private Limited
                                                                     Ogden Energy India (CBM) Limited
                                                                     Ogden Taiwan Investments Limited
                                                             Ogden Energy Philippine Holdings, Inc.
                                                             OPI Quezon, Inc.
                                                                      Ogden Power Development - Cayman, Inc.
                                                             Quezon Power, Inc. (new dvlpmnt co.)
                                                             Ogden Power Development, Inc.
                                                                                 Ogden Power Development of Bolivia, Inc.


Page 1  OEG Foreign subsidiaries are highlighted in bold.

                                                                               PERCENT
COMPANY                                                                        OWNERSHIP              INCORP.              E.I.N.
-------                                                                        ---------              -------              ------
Ogden Energy Group, Inc. (cont.)
    Ogden Projects, Inc. (cont.)

                                                                                  . . . OPDB, Ltd.
                                                             Ogden Energy Asia Pacific Limited
                                                  Ogden Power Pacific, Inc. (f/k/a Pacific Energy)
                                                                  Burney Mountain Power
                                                                  Mammoth Geothermal Company
                                                                  Mammoth Power Company
                                                                  Mt. Lassen Power
                                                                  Ogden Power Plant Operations
                                                                  Pacific Energy Resources Incorporated
                                                                  Pacific Geothermal Company
                                                                  Pacific Hydropower Company
                                                                  Pacific Oroville Power, Inc.
                                                                  Pacific Penobscot Power Company
                                                                  Pacific Recovery Corporation
                                                                  Pacific Wood Fuels Company
                                                                  Pacific Wood Services Company
                                                                  Penstock Power Company
                                                                  8309 Tujunga Avenue Corp.
                                                  Ogden Rosemary Operations, Inc.
                                                  Ogden SIGC Energy, Inc.
                                                                  AMOR 14 Corporation
                                                  Ogden SIGC Energy II, Inc.
                                                  Ogden SIGC Geothermal Operations, Inc.
                                                  Three Mountain Power, LLC
                   Ogden Environmental and Energy Services Co., Inc.
                                   Analytical Technologies, Inc.
                                                  G A Technical Services, Inc.
                                   Multiple Dynamics Corporation
                                   Ogden Environmental and Energy Services Co., Inc. of Ohio
                                   Ogden Environmental and Engineering Services Co., Inc.
                                   Ogden Environmental Federal Services Co., Inc.
                                   Ogden Engineering and Construction, Inc.
                                   Ogden umwelt und energie systeme GmbH
                                                  IEAL energie & umwelt consult, GmbH
                                   Olmec Insurance, Ltd.
              Ogden Martin Operations of Union, LLC
              Ogden Waste to Energy, Inc.
                                   Ogden Energy Resource Corp.
                                   Ogden Martin Systems, Inc.
                                             Ogden Engineering Services, Inc.
                                             Ogden Marion Land Corp.
                                             Ogden Martin Systems of Alexandria/Arlington, Inc.


Page 2  OEG Foreign subsidiaries are highlighted in bold.

                                                                               PERCENT
COMPANY                                                                        OWNERSHIP              INCORP.              E.I.N.
-------                                                                        ---------              -------              ------
Ogden Energy Group, Inc. (cont.)
    Ogden Projects, Inc. (cont.)


                                        OMS Equity of Alexandria/Arlington, Inc.
                                        Ogden Martin Systems of Babylon, Inc.
                                        Ogden Martin Systems of Bristol, Inc.
                                        Ogden Martin Systems of Clark, Inc.
                                        OMSC One, Inc.
                                        OMSC Two, Inc.
                                        OMSC Three, Inc.
                                        OMSC Four, Inc.
                                        Ogden Martin Systems of Fairfax, Inc.
                                        Ogden Martin Systems of Haverhill, Inc.
                                                         Haverhill Power, Inc.
                                                         LMI, Inc.
                                                         Ogden Omega Lease, Inc.
                                        Ogden Haverhill Properties, Inc.
                                        Ogden Martin Systems of Hillsborough, Inc.
                                        Ogden Martin Systems of Huntington, Inc.
                                        Ogden Martin Systems of Huntington Resource Recovery One Corp.
                                        Ogden Martin Systems of Huntington Resource Recovery Two Corp.
                                        Ogden Martin Systems of Huntington Resource Recovery Three Corp.
                                        Ogden Martin Systems of Huntington Resource Recovery Four Corp.
                                        Ogden Martin Systems of Huntington Resource Recovery Five Corp.
                                        Ogden Martin Systems of Huntington Resource Recovery Six Corp.
                                        Ogden Martin Systems of Huntington Resource Recovery Seven Corp.
                                        Ogden Martin Systems of Huntsville, Inc.
                                        Ogden Martin Systems of Indianapolis, Inc.
                                        Ogden Martin Systems of Kent, Inc.
                                        NRG/Recovery Group, Inc. (f/k/a Ogden Martin Systems of Lake, Inc.)
                                        Ogden Martin Systems of Lancaster, Inc.
                                        Ogden Martin Systems of Lawrence, Inc.
                                        Ogden Martin Systems of Lee, Inc.
                                        Ogden Martin Systems of Long Island, Inc.
                                        Ogden Martin Systems of Marion, Inc.
                                        Ogden Martin Systems of Mercer, Inc.
                                        Ogden Martin Systems of Montgomery, Inc.
                                        Ogden Martin Systems of Onondaga, Inc.
                                        Ogden Martin Systems of Onondaga Two Corp.
                                        Ogden Martin Systems of Onondaga Three Corp.
                                        Ogden Martin Systems of Onondaga Four Corp.
                                        Ogden Martin Systems of Onondaga Five Corp.
                                        OMS Onondaga Operations, Inc.
                                        Ogden Martin Systems of Pasco, Inc.
                                        Ogden Martin Systems of San Bernardino, Inc.


Page 3  OEG Foreign subsidiaries are highlighted in bold.

                                                                               PERCENT
COMPANY                                                                        OWNERSHIP              INCORP.              E.I.N.
-------                                                                        ---------              -------              ------
Ogden Energy Group, Inc. (cont.)
    Ogden Projects, Inc. (cont.)
                                    Ogden Martin Systems of Stanislaus, Inc.
                                    OMS Equity of Stanislaus, Inc.
                                    Ogden Martin Systems of Tampa, Inc.
                                    Ogden Martin Systems of Tulsa, Inc.
                                    Ogden Martin Systems of Union, Inc.
                                    Ogden Waste to Energy,  Ltd.  (formerly Ogden Martin Systems, Ltd)
                                                          Ogden Martin Systems of Nova Scotia, Ltd.
                          Ogden Projects of Haverhill, Inc.
                          Ogden Wallingford Associates, Inc.
                          Ogden Waste to Energy Asia Investments
                          Ogden Waste to Energy of Italy, Inc.
                                         Ambiente 2000 S.r.l.
                          Ogden Waste Treatment Services, Inc.
                                         Ogden Waste Solutions, Inc.
                          Ogden Waste Treatment Services USA, Inc.
                          OPW Associates, Inc
                          OPWH, Inc.     .................
                          RRS Holdings Inc.
                                         Michigan Waste Energy, Inc.
                                         Oahu Waste Energy Recovery, Inc.
                                         Ogden Projects of Hawaii, Inc.
             Resource Recovery Systems of Connecticut, Inc.
                          OPI Carmona Limited
                          OPI Carmona One Limited
           Ogden Energy Engineering, Inc.
           Ogden Projects Holdings, Inc.
           Ogden Water Holdings, Inc.
                          Ogden Water Systems, Inc.
                                         Ogden Yorkshire Acquisition, Inc.
                                                          Cunningham Environmental Support, Inc.
                                         Ogden Yorkshire Water of Bessemer, Inc.
                                         Ogden Yorkshire Water of Canada, Ltd.
                                         Ogden Yorkshire Water of Taunton, Inc.
           Ogden Water Systems of Canada, Ltd.
           Yorkshire USA, Inc.